UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 7, 2015

GANNETT CO., INC.
(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)

(703) 854-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On October 7, 2015, Gannett Co., Inc., a Delaware corporation (“Gannett”), Jupiter Merger Sub, Inc., a Wisconsin corporation and wholly owned subsidiary of Gannett (“Merger Sub”), and Journal Media Group, Inc., a Wisconsin corporation (“JMG”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into JMG (the “Merger”), with JMG surviving the Merger as a wholly owned subsidiary of Gannett.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of JMG, par value $0.01 per share (“JMG Common Stock”), other than JMG Common Stock held by Gannett, JMG or any of their respective subsidiaries, will be converted into the right to receive $12.00 in cash, without interest (the “Merger Consideration”). No dissenters’ rights in connection with the Merger are available to holders of JMG Common Stock pursuant to the Wisconsin Business Corporation Law.

Pursuant to the Merger Agreement, JMG will cause each JMG restricted stock unit outstanding immediately prior to the Effective Time to become vested, and, as a result, such restricted stock units will become shares of JMG Common Stock that will be converted into the right to receive the Merger Consideration.

The closing of the Merger is subject to customary closing conditions, including, among other things: (i) approval of the Merger by holders of a majority of the outstanding shares of JMG Common Stock, and (ii) expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Moreover, the obligations of Gannett and Merger Sub, on the one hand, and JMG, on the other hand, to consummate the Merger are subject to certain other conditions, including without limitation (a) the accuracy of the other party’s representations and warranties (subject to materiality qualifiers) and (b) the other party’s performance in all material respects of its obligations and covenants contained in the Merger Agreement. In addition, the obligations of Gannett and Merger Sub to consummate the Merger are subject to the absence of a material adverse effect on JMG, as defined in the Merger Agreement, the absence of a modification or withdrawal of the tax opinion delivered to The E.W. Scripps Company in connection with the execution of the Merger Agreement pursuant to the Scripps Tax Matters Agreement, dated as of July 30, 2014, by and among The E.W. Scripps Company, Desk Spinco, Inc. and JMG and the absence of a change in laws or facts that causes such tax opinion to no longer be reasonably acceptable to Gannett as of the closing. The closing of the Merger is not subject to any financing condition or a vote of Gannett’s shareholders.

The Merger Agreement provides for certain termination rights for both Gannett and JMG and further provides that JMG must pay Gannett a termination fee of $9,000,000 in connection with the termination of the Merger Agreement under specified circumstances, including if Gannett terminates the Merger Agreement following, among other circumstances, a change of recommendation by JMG’s board of directors or if JMG terminates the Merger Agreement to enter into a definitive agreement with respect to an unsolicited proposal from a third party that is financially superior to Gannett’s, in each case, as is more particularly described in the Merger Agreement. JMG must also pay Gannett a termination fee of $9,000,000 if the Merger Agreement is terminated under certain additional circumstances described in the Merger Agreement and, within twelve months following such termination, JMG enters into an agreement for a business combination transaction of the type described in the relevant provisions of the Merger Agreement, and such a transaction is consummated. The Merger Agreement further provides that, upon a termination of the Merger Agreement, no party will be relieved from liability caused by its fraud or willful and material breach of the Merger Agreement prior to such termination.

The Merger Agreement contains customary representations and warranties. In addition, JMG has agreed to various covenants and agreements, including, among others, (i) to operate its business in the ordinary course of business and to comply with certain other operating covenants, (ii) to convene a meeting of its shareholders and use its reasonable best efforts to solicit proxies in favor of the adoption of the Merger Agreement by JMG’s shareholders and (iii) not to solicit alternative transactions to the Merger. Gannett has also agreed to certain covenants and agreements, including, among others, to take actions that may be required in order to obtain antitrust clearance in connection with the Merger.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information with respect to Gannett, Merger Sub or JMG. There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. In light of the foregoing, you should not rely on the representations and warranties contained in the Merger Agreement as statements of factual information. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in Gannett’s public disclosures. Investors should read the Merger Agreement together with the other information concerning Gannett and JMG that each company publicly files in reports and statements with the U.S. Securities and Exchange Commission.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated into this report by reference.

ITEM 8.01	Other Events.

On October 7, 2015, Gannett and JMG issued a joint press release announcing the execution of the Merger Agreement. A copy of the release is being filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 7, 2015, by and among Gannett Co., Inc., Jupiter Merger Sub, Inc. and Journal Media Group, Inc.*

99.1	Joint Press Release of Gannett Co., Inc. and Journal Media Group, Inc. announcing the Merger Agreement, dated October 7, 2015

* The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  Gannett will furnish copies of such schedules or exhibits to the Securities and Exchange Commission upon request.

FORWARD LOOKING STATEMENTS

Certain statements in this Form 8-K and the exhibits hereto may be forward looking in nature or constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of JMG, the expected timetable for completing the acquisition and the benefits of the acquisition. Forward-looking statements include all statements that are not historical facts and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Any such statements speak only as of the date the statements were made and are not guarantees of future performance. The matters discussed in these forward-looking statements are subject to a number of risks, trends, uncertainties and other factors that could cause actual results and developments to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, among other things, economic conditions affecting the newspaper publishing business, the uncertainty of regulatory approvals, Gannett’s and JMG’s ability to satisfy the merger agreement conditions and consummate the transaction on a timely basis, and Gannett’s ability to successfully integrate JMG’s operations and employees with Gannett’s existing business. Additional information regarding risks, trends, uncertainties and other factors that may cause Gannett’s actual results to differ materially from these forward-looking statements is available in Gannett’s filings with the U.S. Securities and Exchange Commission, including Gannett’s registration statement on Form 10. Any forward-looking statements should be evaluated in light of these important risk factors. Gannett is not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: October 8, 2015	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 7, 2015, by and among Gannett Co., Inc., Jupiter Merger Sub, Inc. and Journal Media Group, Inc.*

99.1	Joint Press Release of Gannett Co., Inc. and Journal Media Group, Inc. announcing the Merger Agreement, dated October 7, 2015

* The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  Gannett will furnish copies of such schedules or exhibits to the Securities and Exchange Commission upon request.